Exhibit 99.2
SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
SEPTEMBER 30, 2006
Rendering of Lancaster General Health Medical Office Building
All amounts shown in this report are unaudited
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc. Any offers to sell or solicitation to buy securities of
Cogdell Spencer Inc. shall be made only by means of prospectus approved for that purpose.

Cogdell Spencer Inc.
Company Background
Third Quarter 2006
Cogdell Spencer Inc. is a fully-integrated, self-administered and self managed real estate investment trust (REIT) that invests in specialty office buildings for the medical profession, including medical office buildings, ambulatory surgery and diagnostic centers.
On November 1, 2005, the Company completed its initial public offering of 5,800,000 shares of common stock at $17.00 per share resulting in gross proceeds of $98.6 million. In connection with the exercise of the underwriters’ over-allotment option, the Company issued an additional 300,000 shares of common stock and received gross proceeds of $5.1 million. The aggregate proceeds, net of underwriting discounts and commissions and offering costs were $89.9 million.
During the first quarter of 2006, the Company acquired four medical office buildings in three states, representing both new client relationships and new territory. Methodist Professional Center One in Indianapolis, Indiana was acquired for approximately $39.9 million. In a joint acquisition, the Company acquired Hanover Medical Office Building in Hanover, Virginia and 1808/1818 Verdugo Hills in Glendale, California for $36.1 million.
In June, the Company announced an expanded presence in the Grand Strand region of South Carolina with the ground breaking of the Carolina Forest Medical Plaza, a 39,000 square foot medical office building. Construction is estimated to be completed in the second quarter of 2007. The facility is just under 50% leased as of September 30, 2006.
In July, the Company broke ground on a rehabilitation hospital in Lancaster, Pennsylvania. This development project represents a new client relationship and is the eleventh state for Cogdell Spencer’s footprint. Construction is estimated to be completed in the second quarter of 2007. The facility is 100% leased. In October, the Company broke ground on a second project in Lancaster, Pennsylvania with Lancaster General Hospital. The 64,070 square foot facility is a medical office building with an ambulatory surgery center. This project is scheduled for completion during the fourth quarter of 2007 and is 74% leased as of September 30, 2006.
On July 17, 2006, the Company sold the building known as Cabarrus Pediatrics located in Concord, North Carolina, to NorthEast Medical Center. The Company recorded a $0.4 million gain from the sale during the third quarter. In addition, the Company disposed of joint ventures in three entities during the third quarter, Mary Black I and II and Cabarrus Land Company. The recorded gain was $0.5 million.
In August 2006, the Company acquired the Mary Black Westside medical office building in Spartanburg, South Carolina for approximately $5.2 million. The 37,455 square foot building is 100% leased.

On September 28, 2006, Cogdell Spencer announced the acquisition of Consera Healthcare Real Estate, LLC, a medical office building management company based in Columbia, South Carolina. Consera currently manages 38 properties located throughout South Carolina, Virginia, Kentucky and Florida. In conjunction with this acquisition, Cogdell Spencer announced the acquisition of Parkridge MOB for approximately $19.1 million. The facility, located in Columbia, South Carolina, is a 90,000 square foot outpatient center that is predominantly leased by Palmetto Health.
As of September 30, 2006, the Cogdell Spencer Inc. portfolio and managed properties consisted of properties located in eleven states throughout the United States. The Company’s footprint includes North Carolina, South Carolina, Georgia, Kentucky, Louisiana, Mississippi, Florida, Indiana, California, Pennsylvania and Virginia.
Of the properties in the Company’s wholly-owned portfolio, 79% are located on hospital campuses and 6% are off-campus, hospital anchored.

Cogdell Spencer Inc.
Third Quarter 2006
Investor Information

Board of Directors		Senior Management
James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy	Devereaux A. Gregg

Christopher E. Lee	Richard C. Neugent	Chief Financial Officer	Vice President-Development
		Matthew H. Nurkin	Mary J. Surles
Randolph D. Smoak, M.D.		Vice President-Acquisitions	Vice President-Management

Rex A. Noble
Vice President-Management

Equity Research Coverage
Banc of America Securities	SmithBarney Citigroup
Russ Nussbaum – 212.847.5668	Jonathan Litt – 212.816.0231

BB&T	BMO Capital Markets
Stephanie Krewson – 804.782.8784	Richard Anderson – 212.885.4180

KeyBanc Capital Markets
Jordan Sadler – 917.368.2280

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing		704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com

This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s filing on Form 10-K for the year ended December 31, 2005. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
Third Quarter 2006

Financial and Operating Highlights
(in thousands, except per share amounts, ratios and portfolio statistics)

	Three Months Ended	Nine Months Ended
	September 30, 2006	September 30, 2006
Selected Operating Data
Property revenues	$13,091	$37,657
Straight line rent	$56	$139
Fair value lease revenues (1)	$247	$696
Property operating expenses	$5,050	$14,139
Property operating margin	61%	62%

EBITDA (2)	$8,354	$22,361
Interest expense	$4,195	$9,979

Net loss	$(2,339)	$(6,030)
Net loss per share — diluted	$(0.29)	$(0.76)

Funds from Operations (“FFO”) (3)	$3,150	$11,309
FFO per share and unit — diluted (3)	$0.26	$0.92
Dividends per share and unit	$0.35	$1.05

As of
Sept. 30, 2006
Selected Balance Sheet Data
Cash and cash equivalents	$2,384
Book value of real estate assets before depreciation	$365,069
Total assets	$392,901
Total liabilities	$269,242
Minority interests and stockholders’ equity	$123,659

Debt
Weighted average interest rate	6.4%
Weighted average remaining maturity (years)	2.9

Debt / total market capitalization	49%
Debt / total assets	64%

As of
Sept. 30, 2006
Capitalization
Debt	$253,322
Common shares outstanding	7,996
Units outstanding	4,654
Total common shares and units outstanding	12,650
Share price at end of period	$20.75
Equity value at end of period (4)	$262,488
Total market capitalization	$515,810

Portfolio Statistics — Wholly-owned Properties
Properties wholly-owned at end of period	50
Total square footage owned at end of period	2,626,210
Occupancy at end of period	94.1%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of the acquisition.

(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 9.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO and net loss, see page 8.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
Third Quarter 2006

Condensed Consolidated Balance Sheets
(unaudited and in thousands)

	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Assets
Real estate:
Operating real estate properties	$358,835	$337,233	$335,613	$258,744
Less: Accumulated depreciation	(17,759)	(12,666)	(7,839)	(2,699)

Total operating real estate properties, net	341,076	324,567	327,774	256,045
Construction in progress	6,234	2,603	1,874	1,099
Real estate properties, net — held for sale	—	1,337	1,358	1,379

Total real estate, net	347,310	328,507	331,006	258,523
Cash and cash equivalents	2,384	870	3,897	9,571
Restricted cash	1,056	899	817	779
Investment in capital lease	6,270	6,346	6,448	6,499
Real estate related intangible assets, net	24,625	25,640	28,498	24,840
Deferred financing costs, net	966	829	890	913
Goodwill	5,112	2,875	2,875	2,875
Other assets	5,178	4,134	3,808	4,331
Other assets — held for sale	—	142	146	151

Total assets	$392,901	$370,242	$378,385	$308,482

Liabilities and stockholders’ equity
Notes payable under line of credit	$97,850	$85,850	$85,850	$19,600
Mortgage loans	155,472	143,119	144,019	139,374
Accounts payable and accrued liabilities	8,160	6,653	5,966	4,857
Accrued dividends and distributions	4,326	4,326	4,328	—
Acquired below market leases, net	3,434	3,455	3,754	2,893
Other liabilities — held for sale	—	1,256	1,263	1,272

Total liabilities	269,242	244,659	245,180	167,996
Minority interests and stockholders’ equity	123,659	125,583	133,205	140,486

Total liabilities and stockholders’ equity	$392,901	$370,242	$378,385	$308,482

Cogdell Spencer Inc.
Third Quarter 2006

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006
Revenues:
Rental	$13,394	$13,381	$11,717
Fee revenue	212	240	429
Expense reimbursements	88	135	175
Interest and other income	198	222	291

Total revenues	13,892	13,978	12,612
Expenses:
Property operating	5,050	4,855	4,234
General and administrative	1,387	1,580	1,855
Depreciation and amortization	7,737	7,466	6,460
Interest	4,195	3,393	2,391
Prepayment penalty on early extinguishment of debt	37	—	—

Total expenses	18,406	17,294	14,940

Loss from continuing operations before equity in earnings of unconsolidated real estate partnerships, gain on sale of real estate partnerships, minority interests in real estate partnerships, and minority interests in Operating Partnership	(4,514)	(3,316)	(2,328)
Equity in earnings of unconsolidated real estate partnerships	2	—	5
Gain on sale of real estate partnerships	484	—	—
Minority interests in real estate partnerships	(24)	(22)	(31)
Minority interests in Operating Partnership	1,430	1,177	831

Loss from continuing operations	(2,622)	(2,161)	(1,523)
Discontinued operations:
Income (loss) from discontinued operations	2	(7)	(4)
Gain on sale of real estate property	435	—	—
Minority interests in Operating Partnership	(154)	2	2

Total discontinued operations	283	(5)	(2)

Net loss	$(2,339)	$(2,166)	$(1,525)

Per share data — basic and diluted:
Loss from continuing operations — basic and diluted	$(0.33)	$(0.27)	$(0.19)
Income (loss) from discontinued operations — basic and diluted	0.04	(0.00)	(0.00)

Net loss — basic and diluted	$(0.29)	$(0.27)	$(0.19)

Weighted average common shares — basic and diluted (1)	7,976	7,975	7,973

(1)	Shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
Third Quarter 2006

Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)
(unaudited)

Nine Months Ended
September 30, 2006
Revenues:
Rental	$38,492
Fee revenue	881
Expense reimbursements	398
Interest and other income	711

Total revenues	40,482
Expenses:
Property operating	14,139
General and administrative	4,822
Depreciation and amortization	21,663
Interest	9,979
Prepayment penalty on early extinguishment of debt	37

Total expenses	50,640

Loss from continuing operations before equity in earnings of unconsolidated real estate partnerships, gain on sale of real estate partnerships, minority interests in real estate partnerships, and minority interests in Operating Partnership	(10,158)
Equity in earnings of unconsolidated real estate partnerships	7
Gain on sale of real estate partnerships	484
Minority interests in real estate partnerships	(77)
Minority interests in Operating Partnership	3,438

Loss from continuing operations	(6,306)
Discontinued operations:
Loss from discontinued operations	(9)
Gain on sale of real estate property	435
Minority interests in Operating Partnership	(150)

Total discontinued operations	276

Net loss	$(6,030)

Per share data — basic and diluted:
Loss from continuing operations — basic and diluted	$(0.79)
Income from discontinued operations — basic and diluted	0.03

Net loss — basic and diluted	$(0.76)

Weighted average common shares — basic and diluted (1)	7,975

(1)	23 shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
Third Quarter 2006

Reconciliation of Net Loss to Funds from Operations (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	September 30, 2006
Net loss	$(2,339)	$(2,166)	$(1,525)	$(6,030)
Plus minority interests in Operating Partnership	(1,276)	(1,179)	(833)	(3,288)
Plus real estate related depreciation and amortization (2)	7,684	7,433	6,430	21,546
Less gain on sale of real estate property and partnerships	(919)	—	—	(919)

Funds from Operations (FFO) (1)	$3,150	$4,088	$4,072	$11,309

FFO per share and unit — basic and diluted	$0.26	$0.33	$0.33	$0.92

Weighted average shares and units outstanding — basic	12,347	12,340	12,339	12,342

Weighted average shares and units outstanding — diluted	12,367	12,362	12,364	12,365

(1)	As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains from sales of property, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We present FFO because we consider it an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our performance, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

(2)	Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties of $7,675 and $21,500 and the Company’s share of joint venture real estate depreciation and amortization of $9 and $46 for the three and nine months ended September 30, 2006, respectively.

Cogdell Spencer Inc.
Third Quarter 2006

Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
September 30, 2006
Interest coverage ratio:
EBITDA	$8,354
Cash paid for interest	$3,766

Interest coverage ratio	2.2

Fixed charge coverage ratio:
EBITDA	$8,354
Fixed charges:
Cash paid for interest	$3,766
Principal payments	869

Total fixed charges	$4,635

Fixed charge coverage ratio	1.8

Reconciliation of Earnings Before Interest, Taxes,
Depreciation and Amortization (“EBITDA”) (1)
(in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2006	September 30, 2006
Reconciliation of net loss to EBITDA:
Net loss	$(2,339)	$(6,030)
Minority interests	(1,276)	(3,288)
Interest expense	4,232	10,016
Depreciation and amortization	7,737	21,663

EBITDA	$8,354	$22,361

(1)	We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, adjusted for equity compensation charge at IPO, is a useful supplemental performance measure because it allows investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, we believe that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other equity REITs’ EBITDA.

Cogdell Spencer Inc.
Third Quarter 2006

Consolidated Debt Analysis as of September 30, 2006
(dollars in thousands)

	Stated
	interest	Interest		Principal
	rate	Rate		Balance	Maturity	Amortization
	%	%		$	Date	(Years)
Fixed rate secured mortgage loans — wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$2,309	2/1/2011	25
Barclay Downs	6.50	6.50		4,550	11/15/2012	25
Beaufort Medical Plaza	LIBOR + 0.95	6.76	(1)	5,183	8/18/2008	25
Birkdale Medical Village	6.75	6.75		7,657	10/1/2008	25
East Jefferson Medical Office Building	6.01	6.01		9,636	8/10/2014	25
Gaston Professional Center	LIBOR + 1.25	4.50	(1)	16,764	11/22/2007	25
Hanover Medical Office Building One	6.00	6.00		5,118	11/1/2009	25
Harrisburg Family Physicians Building, Lincoln/Lakemont Family Practice Center, Northcross Family Medical Practice Building and Randolph Medical Park	LIBOR + 1.85	6.67	(1)	8,844	12/10/2007	25
Medical Arts Center of Orangeburg	5.95	5.95		2,652	12/18/2007	20
Mulberry Medical Park (5)	5.95	5.95		1,109	10/15/2006	20
One Medical Park — HMOB	5.93	5.93		5,792	11/1/2013	20
Parkridge MOB	LIBOR + 1.45	5.95	(4)	13,270	10/1/2007	Interest only
Providence MOB I, II and III	6.12	6.12		9,071	1/12/2013	25
River Hills Medical Plaza	LIBOR + 2.00	5.63	(1)	3,093	11/30/2008	22
Rocky Mount Kidney Center	6.25	6.25		1,115	1/21/2009	20
Rocky Mount Medical Park	Prime	7.25	(2)	7,953	8/15/2008	25
Roper MOB	LIBOR + 1.50	7.45	(1)	9,938	7/10/2009	18
Rowan Outpatient Surgery Center	6.00	6.00		3,495	7/6/2014	25
Three Medical Park	5.55	5.55		8,287	3/25/2014	25

Total / weighted average fixed rate secured mortgages		6.14		125,836

Variable rate secured mortgage loans — wholly-owned properties
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	6.82	(3)	8,984	12/15/2014	25
St. Francis Community Medical Office Building, St. Francis MOB	LIBOR + 1.40	6.72		7,323	8/18/2007	25
St. Francis Medical Plaza, St. Francis Women’s Center	LIBOR + 1.43	6.75		8,506	12/15/2006	25

Total / weighted average variable rate secured mortgages		6.77		24,813

Unsecured line of credit	LIBOR + 1.30	6.62		97,850	10/31/2008

Consolidated less than 50% owned real estate partnership
Rocky Mount MOB LLC	6.25	6.25		4,270	6/21/2007	25

				252,769
Unamortized premium				553

Total / weighted average debt		6.39		$253,322

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Maximum interest of 7.25%; Minimum interest of 4.25%

(3)	Maximum interest of 8.25%; Minimum interest of 3.25%

(4)	Maximum interest of 5.95% due to interest rate cap of 4.50% for the variable LIBOR rate.

(5)	Refinanced in October 2006. The mortgage note payable now matures on 10/15/07 and has a fixed interest rate of 6.75%.

Cogdell Spencer Inc.
Third Quarter 2006

Consolidated Debt Analysis as of September 30, 2006 (continued)
(dollars in thousands)

	% of	Weighted Average
	Total Debt	Maturity (Years)
Fixed rate mortgages	51.5%	3.41
Variable rate mortgages	9.8%	3.31
Unsecured line of credit	38.7%	2.09

	100.0%	2.89

Secured mortgage debt maturities and principal payments

Remainder of 2006	$10,423
2007	52,457
2008	125,400
2009	16,438
2010	1,456
Thereafter	46,595

$252,769

Unsecured line of credit — matures October 31, 2008

Facility	$130,000
Less: Outstanding at September 30, 2006	97,850
Less: Letters of credit	2,852

Availability at September 30, 2006	$29,298

Cogdell Spencer Inc.
Third Quarter 2006

Property Listing as of September 30, 2006

					Annualized Rent
		Net Rentable		Annualized	Per Leased
	Location	Square Feet	Occupancy Rate	Rent	Square Foot
California
Verdugo Professional Building I	Glendale	63,887	91.0%	$1,664,474	$28.63
Verdugo Professional Building II	Glendale	42,906	88.2%	1,142,211	30.18

		106,793	89.9%	2,806,685	29.23
Georgia
Augusta POB I	Augusta	99,494	99.5%	1,198,590	12.11
Augusta POB II	Augusta	125,634	93.2%	2,574,922	21.99
Augusta POB III	Augusta	47,034	80.8%	722,233	19.00
Augusta POB IV	Augusta	55,135	75.4%	661,116	15.90

		327,297	90.3%	5,156,861	17.45
Indiana
Methodist Professional Center I (2)	Indianapolis	150,034	95.2%	3,080,659	21.57
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	583,164	24.22

		174,114	95.4%	3,663,823	22.06
Kentucky
Our Lady of Bellefonte	Ashland	46,907	100.0%	1,108,305	23.63
Adjacent parking deck				771,593

		46,907	100.0%	1,879,898	23.63	(1)
Louisiana
East Jefferson Medical Office Building	Metairie	119,921	100.0%	2,318,012	19.33
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	966,359	89.40

		130,730	100.0%	3,284,371	25.12
North Carolina
Barclay Downs	Charlotte	38,395	100.0%	785,462	20.46
Birkdale Medical Village	Huntersville	64,669	100.0%	1,371,988	21.22
Birkdale Retail	Huntersville	8,269	100.0%	205,860	24.90
Cabarrus POB	Concord	84,972	96.6%	1,696,635	20.67
Copperfield Medical Mall	Concord	26,000	100.0%	569,920	21.92
Copperfield MOB	Concord	61,789	82.7%	1,093,880	21.41
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	155,712	19.36
Gaston Professional Center	Gastonia	114,956	100.0%	2,562,232	22.29
Adjacent parking deck				610,008
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	202,671	24.71
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	446,699	24.33
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	359,115	21.76
Mallard Crossing Medical Park	Charlotte	52,540	84.9%	1,072,002	24.03
Midland Medical Mall	Midland	14,610	92.1%	360,726	26.81
Mulberry Medical Park	Lenoir	24,992	100.0%	520,463	20.83
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	211,916	26.43
Randolph Medical Park	Charlotte	84,131	96.9%	1,774,984	21.77
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	193,005	19.10
Rocky Mount Medical Park	Rocky Mount	96,993	95.8%	1,813,302	19.51
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	404,073	20.76
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	175,228	22.61

		768,758	96.2%	16,585,881	21.60	(1)

Cogdell Spencer Inc.
Third Quarter 2006

Property Listing as of September 30, 2006 (Continued)

					Annualized Rent
		Net Rentable	Occupancy	Annualized	Per Leased
	City	Square Feet	Rate	Rent	Square Foot
South Carolina
190 Andrews	Greenville	22,898	100.0%	419,992	18.34
Baptist Northwest	Columbia	38,703	100.0%	736,310	19.02
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,197,587	20.18
Mary Black Westside MOB	Spartanburg	37,455	100.0%	763,005	20.37
Medical Arts Center of Orangeburg	Orangeburg	49,321	100.0%	867,515	17.59
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	836,023	27.89
One Medical Park — HMOB	Columbia	69,840	100.0%	1,547,263	22.15
Parkridge MOB	Columbia	89,451	94.6%	1,851,175	21.88
Providence MOB I	Columbia	48,500	100.0%	922,574	19.02
Providence MOB II	Columbia	23,280	100.0%	431,533	18.54
Providence MOB III	Columbia	54,417	92.5%	995,026	19.77
River Hills Medical Plaza	Little River	27,566	100.0%	812,298	29.47
Roper MOB	Charleston	122,785	89.2%	2,101,471	19.19
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,089,480	24.14
St. Francis Medical Office Building	Greenville	49,767	95.6%	885,677	18.62
St. Francis Medical Plaza	Greenville	62,724	53.1%	718,890	21.58
St. Francis Women’s Center	Greenville	57,590	78.7%	919,329	20.28
Three Medical Park	Columbia	88,755	100.0%	1,948,680	21.96
West Medical I	Charleston	28,734	100.0%	719,438	25.04

		1,015,001	92.6%	19,763,266	21.03

Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	100.0%	1,501,777	26.53

Total		2,626,210	94.1%	$54,642,562	$21.55	(1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

(2)	Parking revenue from an adjacent parking deck is approximately $70,000 per month, or $840,000 annulized.

Cogdell Spencer Inc.
Third Quarter 2006

Property Occupancy Rates

	9/30/2006	6/30/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002
California
Verdugo Professional Building I	91.0%	96.0%	n/a	n/a	n/a	n/a
Verdugo Professional Building II	88.2%	95.4%	n/a	n/a	n/a	n/a
Georgia
Augusta POB I	99.5%	99.5%	97.9%	90.6%	89.3%	74.9%
Augusta POB II	93.2%	100.0%	98.3%	90.2%	85.1%	85.1%
Augusta POB III	80.8%	80.8%	90.7%	100.0%	100.0%	100.0%
Augusta POB IV	75.4%	50.4%	89.6%	89.6%	89.6%	89.6%
Indiana
Methodist Professional Center I	95.2%	94.7%	n/a	n/a	n/a	n/a
Methodist Professional Center II (sub-lease)	100.0%	100.0%	n/a	n/a	n/a	n/a
Kentucky
Our Lady of Bellefonte	100.0%	89.3%	89.3%	100.0%	100.0%	100.0%
Louisiana
East Jefferson Medical Office Building	100.0%	100.0%	100.0%	100.0%	98.9%	97.7%
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
North Carolina
Barclay Downs	100.0%	100.0%	97.1%	76.0%	100.0%	n/a
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	96.6%	89.2%	98.4%	96.1%	95.7%	100.0%
Copperfield Medical Mall	100.0%	100.0%	100.0%	n/a	n/a	n/a
Copperfield MOB	82.7%	82.7%	82.7%	n/a	n/a	n/a
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	97.8%	97.2%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	84.9%	84.9%	92.8%	92.8%	92.8%	100.0%
Midland Medical Mall	92.1%	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	96.9%	89.3%	89.9%	97.4%	97.4%	100.0%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	95.8%	100.0%	95.8%	95.8%	92.8%	92.8%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	n/a	n/a
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	n/a	n/a

Cogdell Spencer Inc.
Third Quarter 2006

Property Occupancy Rates (Continued)

	9/30/2006	6/30/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	100.0%	96.2%	96.2%	96.2%	96.2%	92.4%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mary Black Westside MOB	100.0%	n/a	n/a	n/a	n/a	n/a
Medical Arts Center of Orangeburg	100.0%	100.0%	97.3%	100.0%	100.0%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	72.5%	72.5%
One Medical Park — HMOB	100.0%	100.0%	100.0%	100.0%	100.0%	93.9%
Parkridge MOB	94.6%	n/a	n/a	n/a	n/a	n/a
Providence MOB I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	92.5%	100.0%	100.0%	100.0%	100.0%	100.0%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	92.8%
Roper MOB	89.2%	89.2%	89.2%	88.4%	96.5%	96.0%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	100.0%	93.9%	93.9%
St. Francis Medical Office Building	95.6%	95.6%	95.6%	100.0%	95.6%	95.6%
St. Francis Medical Plaza	53.1%	70.0%	94.0%	100.0%	100.0%	100.0%
St. Francis Women’s Center	78.7%	78.7%	76.2%	96.4%	96.4%	96.4%
Three Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
West Medical I	100.0%	100.0%	100.0%	77.6%	n/a	n/a
Virginia
Hanover Medical Office Building I	100.0%	100.0%	n/a	n/a	n/a	n/a

Cogdell Spencer Inc.
Third Quarter 2006
Lease Expirations for Leases In Place at September 30, 2006

			Percentage of Net		Percentage of	Annualized Rent
	Number of	Net Rentable	Rentable Square	Annualized	Property Annualized	Per Leased
	Leases Expiring	Square Feet	Feet	Rent	Rent	Square Foot
Available	—	154,596	5.9%	$—	—	$—
2006	108	297,886	11.3%	6,311,406	11.6%	21.19
2007	82	303,115	11.5%	6,510,486	11.9%	21.48
2008	105	346,579	13.2%	6,706,287	12.3%	19.35
2009	83	313,843	12.0%	6,878,550	12.6%	21.92
2010	71	323,050	12.3%	6,844,558	12.5%	21.19
2011	37	174,496	6.6%	3,573,871	6.5%	20.48
2012	48	327,344	12.5%	8,821,912	16.1%	22.73	(1)
2013	13	122,291	4.7%	2,601,728	4.8%	21.27
2014	15	113,720	4.3%	2,501,093	4.6%	21.99
2015	11	30,041	1.1%	824,713	1.5%	27.45
Thereafter	16	119,249	4.5%	3,067,958	5.6%	25.73

Total	589	2,626,210	100.0%	$54,642,562	100.0%	21.55	(1)

(1) Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.
Ten Largest Tenants by Annualized Rent

	Tenant	Annualized Rent	Percent of Portfolio
1	Palmetto Health Alliance	$3,852,563	7.1%
2	NorthEast Medical Center	3,214,194	5.9%
3	Gaston Memorial Hospital	1,855,698	3.4%
4	Carolinas HealthCare System	1,828,623	3.3%
5	University Hospital (Augusta, GA)	1,822,826	3.3%
6	Our Lady of Bellefonte Hospital	1,519,096	2.8%
7	Boice-Willis Clinic	1,391,012	2.5%
8	Bon Secours St. Francis Hospital	1,222,664	2.2%
9	East Jefferson General Hospital	1,069,968	2.0%
10	Clarian Health Partners, Inc.	879,307	1.6%

		$18,655,951	34.1%

Capital Expenditures
(in thousands)

	Three Months Ended
	Sept. 30, 2006	June 30, 2006	March 31, 2006
Capital expenditures:
Recurring capital expenditures	$218	$84	$240
Planned capital expenditures associated with property acquisitions	182	795	136
Second generation tenant improvements	715	287	433

Total capital expenditures	$1,115	$1,166	$809

Cogdell Spencer Inc.
Third Quarter 2006
Acquisitions for the period January 1, 2006 through September 30, 2006
(dollars in thousands)

		Date	Net Rentable	Occupancy	Purchase
Property	Location	Acquired	Square Feet	Rate	Price
Methodist Professional Center	Indianapolis, IN	2/15/2006	174,114	94.7%	$39,864
Verdugo Professional Building I	Glendale, CA	3/30/2006	63,887	96.0%	10,352
Verdugo Professional Building II	Glendale, CA	3/30/2006	42,906	100.0%	13,723
Hanover Medical Office Building I	Mechanicsville, VA	3/30/2006	56,610	100.0%	12,000
Mary Black Westside MOB	Spartanburg, SC	8/4/2006	37,455	100.0%	5,207
Parkridge MOB	Columbia, SC	9/28/2006	89,451	94.6%	19,100

Total			464,423	96.4%	$100,246

Construction in Progress as of September 30, 2006
(dollars in thousands)

		Estimated			Estimated
		Completion	Net Rentable	Investment	Total	Percentage
Property	Location	Date	Square Feet	to Date	Investment	Leased
Carolina Forest Medical Plaza	Horry County, SC	2Q 2007	39,000	$2,664	$7,425	43.2%
Lancaster Rehabilitation Hospital	Lancaster, PA	2Q 2007	52,800	1,870	12,720	100.0%
Land and pre-construction developments			—	1,700	—

			91,800	$6,234	$20,145